EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the Quarterly Report on Form 10-Q of BSML, Inc. for the 13-week period ended March 31, 2007 as filed May 21, 2007 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BSML, Inc.

Date: May 21, 2007	/s/ Richard De Young
Richard De Young
Chief Financial Officer
(Principal Financial Officer)